UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     November 4, 2008

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27887	33-0846191

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1921 E. Alton Avenue, Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                                                                                                (949) 567-1234

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On November 4, 2008, Collectors Universe, Inc. issued a press release announcing that its diamond subsidiary was selected for a pilot program to identify and certify polished diamonds that were cut and polished in the country of Botswana, the largest producer of rough diamonds in the world.

As stated in the press release, the pilot program is designed to take advantage of the Source Veritas™ service offered by the Company’s subsidiary Gem Certification & Assurance Lab, Inc. (GCAL).  GCAL’s Source Veritas™ service provides assurance to consumers that the polished diamond described on the diamond certificate is not only authentic and properly graded, but also was mined, cut and polished in a country, like Botswana, that complies with the Kimberley Process and the 2003 Clean Diamond Act.  The country of Botswana has an equity interest in the mining and distribution of rough diamonds from the country’s diamond fields. There are several cutting and polishing diamond factories in Botswana that convert rough diamonds to finished, polished diamonds.

GCAL has been selected by one of the cutting and polishing factories in Botswana to identify and certify the polished diamonds from the factory as “Made in Botswana” and the pilot program is being offered through Day’s Jewelers (www.daysjewelers.com), a multi-store jewelry store chain in Maine and New Hampshire.

In accordance with General Instruction B. 2 of Form 8-K, the information in this Current Report, including the press release attached as Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01                      Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1
Press release issued November 4, 2008, announcing that Collectors Universe’s diamond subsidiary, Gem Certification & Assurance Lab, Inc. (GCAL), was selected for a pilot program to identify and certify polished diamonds that were cut and polished in the country of Botswana, the largest producer of rough diamonds in the world.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                        COLLECTORS UNIVERSE, INC.

Dated:  November 10, 2008                                                                           By:           /s/ JOSEPH J. WALLACE
                  Joseph J. Wallace, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1
Press release issued November 4, 2008, announcing that Collectors Universe’s diamond subsidiary, Gem Certification & Assurance Lab, Inc. (GCAL), was selected for a pilot program to identify and certify polished diamonds that were cut and polished in the country of Botswana, the largest producer of rough diamonds in the world.

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